Exhibit 99.1

ASIA PACKAGING & PRINTING, INC.

CONSOLIDATED FINANCIAL STATEMENTS

JUNE 30, 2010

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Asia Packaging & Printing, Inc.

We have reviewed the accompanying consolidated balance sheet of Asia Packaging & Printing, Inc. as of June 30, 2010, and the consolidated statements of income and comprehensive income and cash flows for the six months and three months ended June 30, 2010 and 2009 and consolidated statements of stockholders’ equity for the six months ended June 30, 2010.  These financial statements are the responsibility of the Company's management.

We conducted our reviews in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying interim financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with auditing standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Asia Packaging & Printing, Inc. as of December 31, 2009 and the related consolidated statements of income, retained earnings and comprehensive income, and consolidated statement of cash flows for the year then ended; and in our report dated May 31, 2010 we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying consolidated balance sheet as of December 31, 2009, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

/s/ Clement C.W. Chan & Co.

Clement C. W. Chan & Co.

Certified Public Accountants

3/F., & 5/F., Heng Shan Centre, 145 Queen’s Road East, Wanchai, Hong Kong

October 15, 2010

ASIA PACKAGING & PRINTING, INC.
CONSOLIDATED BALANCE SHEETS

	Note	June 30,	December 31,
		2010	2009
		(Unaudited)	(Audited)
ASSETS
Current Assets
Cash and cash equivalents		$1,272,129	$237,917
Accounts receivable		2,223,120	2,249,822
Advances to suppliers	2	429,766	25,634
Prepaid expenses and deposit paid		30,623	27,813
Inventories	2	120,352	603,495
Due from a related party	3	-	7,313
Total Current Assets		4,075,990	3,151,994

Property and equipment, net	2	1,285,129	1,285,897

Total Assets		$5,361,119	$4,437,891

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Accounts payable	2	$21,633	$319,231
Accrued expenses and other payable		306,857	204,155
Customer deposits		53,672	163,567
Income tax payable	8	151,433	85,566
Due to a related party	5	2,333	2,106
Short-term bank loans	6	516,993	-
Other short-term loan	7	449,990	-
Total Current Liabilities		1,502,911	774,625

Long-term bank loans	6	205,622	719,593

Total Liabilities		1,708,533	1,494,218

Stockholders' Equity
Common stock, $.0001 par value, 100,000,000 shares authorized,
16,620,000 shares issued and outstanding at June 30, 2010 and December 31, 2009		1,662	1,662
Subscription receivable		(1,662	(1,662)
Additional paid-in capital		853,147	853,147
Statutory reserves	9	1,068,480	719,368
Accumulated other comprehensive loss	10	(15,740	(26,603)
Retained earnings		1,746,699	1,397,761
Total Stockholders' Equity		3,652,586	2,943,673

Total Liabilities and Stockholders' Equity		$5,361,119	$4,437,891

The accompanying notes are an integral part of these consolidated financial statements.

ASIA PACKAGING & PRINTING, INC.
CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months Ended June 30,		Six Months Ended June 30,
	2010	2009	2010	2009

Sales	$1,934,808	$1,513,335	$3,094,526	$2,131,994

Cost of sales	(1,230,922)	(829,212)	(1,952,140)	(1,210,565)

Gross profit	703,886	684,123	1,142,386	921,429

Selling, general and administrative expenses	1,948	(86,684)	(163,708)	(149,214)

Income from operations	705,834	597,439	978,678	772,215

Other Income (Expense)
Interest income	398	651	603	1,193
Interest expense	(18,525)	(12,858)	(36,641)	(27,802)
Other income	66	-	66	17
Other expense	(144)	(213)	(960)	(1,935)
Total other expense	(18,205)	(12,420)	(36,932)	(28,527)

Income before income taxes	687,629	585,019	941,746	743,688

Provision for income taxes - note 8)	(150,882)	(152,940)	(243,696)	(197,078)

Net income	$536,747	$432,079	$698,050	$546,610

Weighted average common shares outstanding
Basic	16,620,000	16,620,000	16,620,000	16,620,000
Diluted	16,620,000	16,620,000	16,620,000	16,620,000

Net income per common share
Basic	$0.03	$0.03	$0.04	$0.03
Diluted	$0.03	$0.03	$0.04	$0.03

Net income	$536,747	$432,079	$698,050	$546,610
Other comprehensive income (loss)	10,598	260	10,863	(350)
Comprehensive income (loss)	$547,345	$432,339	$708,913	$546,260

The accompanying notes are an integral part of these consolidated financial statements.

ASIA PACKAGING & PRINTING, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 2010 AND 2009
(UNAUDITED)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$698,050	$546,610
Adjustments to reconcile net income to net cash
provided by (used in) operating activities:
Depreciation	64,760	62,807
Provision for doubtful accounts written off	(74,846)	-
Loss on assets retirement	-	1,312
Changes in operating assets and liabilities:
Accounts receivable	110,821	(548,318)
Inventories	483,740	(233,694)
Advances to suppliers	(402,421)	(113,421)
Amount due from a related party	7,314	-
Prepaid expenses and other receivable	(2,684)	7,209
Amount due to a related party	227	-
Accounts payable	(297,741)	458,482
Accrued expense and other payable	101,463	67,004
Customer deposits	(110,139)	41,566
Income tax liability	65,267	88,254

Net cash provided by operating activities	643,811	377,811

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition for property, plant and equipment	(63,991)	(25,673)
Proceeds from disposal of property and equipment	-	993

Net cash used in investing activities	(63,991)	(24,680)

CASH FLOWS FROM FINANCING ACTIVITIES
Inception of new bank loan	-	204,681
Other short-term loan	449,990	-

Net cash provided by financing activities	449,990	204,681

Effect of exchange rate changes on cash and cash equivalents	4,402	272

Net Increase in cash and cash equivalents	1,034,212	558,084

Cash and cash equivalents, beginning balance	237,917	221,862

Cash and cash equivalents, ending balance	$1,272,129	$779,946

SUPPLEMENTAL DISCLOSURES:
Interest payments	$36,641	$27,802
Income taxes paid	$178,429	$108,825

The accompanying notes are an integral part of these consolidated financial statements.

ASIA PACKAGING & PRINTING, INC. CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)

			Additional	Other			Total
	Capital Stock	Subscription	Paid-in	Comprehensive	Statutory	Retained	Stockholders
	Amount	Receivables	Capital	Income	Reserves	Earnings	Equity

Balance December 31, 2008	$1,662	$(1,662)	$853,147	$(28,293)	$83,392	$762,890	$1,671,136

Foreign currency translation adjustments				1,690			1,690

Transferred to Statutory reserve					635,976	(635,976)	-

Income for the year ended December 31, 2008						1,270,847	1,270,847

Balance December 31, 2009	1,662	(1,662)	853,147	(26,603)	719,368	1,397,761	2,943,673

Foreign currency translation adjustments				10,863			10,863

Transferred to Statutory reserve					349,112	(349,112)	-

Income for the six months ended June 30, 2010						698,050	698,050

Balance June 30, 2010	$1,662	$(1,662)	$853,147	$(15,740)	$1,068,480	$1,746,699	$3,652,586

The accompanying notes are an integral part of these consolidated financial statements

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 1 - ORGANIZATION

Asia Packaging & Printing, Inc. (“the Company”) was incorporated in the United States in Maryland on August 19, 2009. On April 1, 2010, the Company formed a joint venture company, Baoji Jinqiu Printing & Packaging Co., Ltd. (“Baoji”). The Company holds 32% equity interest in Baoji. The other party which holds the remaining 68% equity interest in Baoji is Fufeng Jinqiu Printing & Packaging Co., Ltd. (“Fufeng”). Fufeng is a corporation formed under the laws of Peoples’ Republic of China (“PRC”).

In April, 2010, the Company, Baoji, Fufeng and the shareholders of Fufeng entered into a series of agreements (the “Agreements”) including Agreements on Entrustment for Operation and Management, Exclusive Option Agreements, Shareholders’ Voting Proxy Agreement and Shares Pledge Agreement (the “Transaction”). According to these Agreements, i) Baoji acquired management control of Fufeng whereby Baoji is entitled to all of the net profits of Fufeng, as a management fee, and is obligated to fund Fufeng’s operations and pays all of its debts; ii) The Company, in additional to its 32% equity interest ownership in Baoji, has been entrusted the remaining 68% ownership of Baoji including all management and administration right on this 68% share interest in Baoji by Fufeng.

The contractual arrangements completed in April, 2010 provide that the Company has controlling interest in Fufeng as defined by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 810, “Consolidation”, Section 10-15, “Variable Interest Entities”, which requires the Company to consolidate the financial statements of Baoji and Fufeng.

The Company, through its joint venture company, and exclusive contractual arrangement with Fufeng., is engaged in the business of manufacturing and marketing paper products for the Chinese marketplace.

These consolidated financial statements present the Company and its subsidiaries on a historical proforma basis.

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America and represent the pro forma historical results of the consolidated group. The Company adopted the new accounting guidance (“Codification”) on July 1, 2009. For the six months ended June 30, 2010, all reference for periods subsequent to July 1, 2009 are based on the codification. The Company's functional currency is the Chinese Renminbi; however the accompanying consolidated financial statements have been translated and presented in the United States Dollars.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company, its subsidiary and variable interest entity (“VIE”) for which the Company is the primary beneficiary.  All inter-company accounts and transactions have been eliminated in consolidation.  The Company has adopted FASB ASC 810 which requires a VIE to be consolidated by a company if that company is subject to a majority of the risk of loss for the VIE or is entitled to receive a majority of the VIE’s residual returns.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Translation Adjustment

As of June 30, 2010 and December 31, 2009, the accounts of the Company were maintained, and its financial statements were expressed, in Chinese Yuan Renminbi (“CNY”).  Such financial statements were translated into U.S. Dollars (“USD”) in accordance with the Foreign Currency Matters Topic of the Codification, with the CNY as the functional currency.  According to the Codification, all assets and liabilities were translated at the current exchange rate, stockholders’ equity are translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with the Comprehensive Income Topic of the Codification, as a component of shareholders’ equity.  Transaction gains and losses are reflected in the income statement.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Comprehensive Income

The Company follows the Comprehensive Income Topic of the Codification. Comprehensive income is a more inclusive financial reporting methodology that includes disclosure of certain financial information that historically has not been recognized in the calculation of net income.

Risks and Uncertainties

The Company’s operations are carried out in the PRC.  Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, and by the general state of the PRC’s economy.  The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

Contingencies

Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. The Company’s management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company’s legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought. There were no contingencies of this type as of June 30, 2010 and December 31, 2009.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company’s financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed. There were no contingencies of this type as of June 30, 2010 and December 31, 2009.

Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

Cash and Cash Equivalents

Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

Accounts Receivable

The Company maintains reserves for potential credit losses on accounts receivable.   Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves.  Reserves are recorded based on the Company’s historical collation history.   Allowances for doubtful accounts as of June 30, 2010 was $78,488.

Inventories

Inventories are valued at the lower of cost (determined on a weighted average basis) or market. The Management compares the cost of inventories with the market value and allowance is made for writing down their inventories to market value, if lower. As of June 30, 2010 and December 31, 2009, inventories consist of the following:

	6/30/2010	12/31/2009
Raw materials	$94,491	$268,567
Work-in-progress	2,707	-
Finished goods	23,154	334,928
Total	$120,352	$603,495

From the quarter ended June 30, 2010, the Company has changed its raw materials procurement policy.  Instead of stocking inventory of raw materials at the Company’s warehouse, the Company orders raw materials on a just in time production basis by placing advances to suppliers.  As a result, at June 30, 2010, advances to suppliers, inventories and accounts payable were respectively stated at $429,766 (12/31/2009 : $25,634), $120,532 (12/31/2009 : $603,495) and $21,633 (12/31/2009 : $319,231).

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Property, Plant & Equipment

Property, plant and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property, plant and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property, plant and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

Buildings	30 years
Machinery	10 years
Vehicles	8 years
Office equipment	5 years
Others	5 years

As of June 30, 2010 and December 31, 2009 Property, Plant & Equipment consist of the following:

	6/30/2010	12/31/2009
Buildings	$620,743	$620,743
Machinery	995,918	995,918
Vehicles	97,876	35,748
Office equipment	8,603	6,740
Others	1,698	1,697
Total	$1,724,838	$1,660,846
Accumulated depreciation	(439,709)	(374,949)
	$1,285,129	$1,285,897

Depreciation expense for the six months ended June 30, 2010 and 2009 was $64,760 and $62,807, respectively.

Depreciation expense for the three months ended June 30, 2010 and 2009 was $32,723 and $31,619 respectively.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Long-Lived Assets

The Property, Plant and Equipment Topic of the Codification addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes previous accounting guidance, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of,” and “Reporting the Results of Operations for a Disposal of a Segment of a Business.” The Company periodically evaluates the carrying value of long-lived assets to be held and used, which requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets carrying amounts. In that event, a loss is recognized based on the amount by which the carrying amount exceeds the fair market value of the long-lived assets. Loss on long-lived assets to be disposed of is determined in a similar manner, except that fair market values are reduced for the cost of disposal. Based on its review, the Company believes that, as of June 30, 2010, there were no impairments of its long-lived assets.

Fair Value of Financial Instruments

The Financial Instrument Topic of the Codification requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the balance sheets for current assets and current liabilities qualifying as financial instruments are a reasonable estimate of fair value. The carrying amount of long-term bank loans are considered to be representative of their fair values.

Revenue Recognition

The Company’s revenue recognition policies are in compliance with the Revenue Recognition Topic of the Codification. Sales revenue is recognized at the completion of delivery to customers when a formal arrangement exists, the price is fixed or determinable, no other significant obligations of the Company exist and collectability is reasonably assured at the date of completion of delivery. Payments received before all of the relevant criteria for revenue recognition are satisfied are recorded as unearned revenue.

Advertising

Advertising expenses consist primarily of costs of promotion for corporate image and product marketing and costs of direct advertising. The Company expenses all advertising costs as incurred. For the six months ended June 30, 2010 and 2009, the Company incurred advertising expenses of $3,389 and $7,070 respectively.  For the three months ended June 30, 2010 and 2009, the Company incurred advertising expenses of $Nil and $3,387 respectively.

Shipping and handling costs

Shipping and handling costs consist primarily of transportation charges for delivery of goods to customers and are included in selling, general and administrative expenses.  The Company expenses all shipping costs when they are incurred.  For the six months ended June 30, 2010 and 2009, the Company incurred transportation charges of $35,469 and $33,033 respectively.  For the three months ended June 30, 2010 and 2009, the Company incurred transportation charges of $25,230 and $21,998 respectively.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Income Taxes

The Company utilizes the accounting guidance, “Accounting for Income Taxes,” which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

It is the Company’s intention to permanently reinvest earnings from activity with China. And thereby indefinitely postpone repatriation of these funds to the US. Accordingly, no domestic deferred income tax provision has been made for US income tax which could result from paying dividend to the Company.

There were no deferred tax difference in 2010 and 2009

Statement of Cash Flows

In accordance with Statement of Cash Flows of the Codification, cash flows from the Company’s operations are based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

Basic and Diluted Earnings per Share

Earnings per share are calculated in accordance with FASB ASC Topic 260, “Earnings per Share”.  Basic earnings per share is based upon the weighted average number of common shares outstanding.  Diluted earnings per share is based on the assumption that all dilutive convertible shares and stock options were converted or exercised.  Dilution is computed by applying the treasury stock method.  Under this method, options and warrants are assumed to be exercised at the beginning of the period (or at the time of issuance, if later), and as if funds obtained thereby were used to purchase common stock at the average market price during the period.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and advances to suppliers arising from its normal business activities. The Company places its cash in what it believes to be credit-worthy financial institutions. The Company has been developing a diversified customer base, which are in China even though at present, there is a high concentration on a few customers as more fully explained in note 12 hereof. The Company controls credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Recent Accounting Pronouncements

In May 2009, the FASB issued accounting guidance for “Subsequent Events”, which is included in ASC Topic 855, Subsequent Events. ASC Topic 855 established principles and requirements for evaluating and reporting subsequent events and distinguishes which subsequent events should be recognized in the financial statements versus which subsequent events should be disclosed in the financial statements. ASC Topic 855 also required disclosure of the date through which subsequent events are evaluated by management.  ASC Topic 855 was effective for interim periods ending after June 15, 2009 and applies prospectively.  Because ASC Topic 855 impacted the disclosure requirements, and not the accounting treatment for subsequent events, the adoption of ASC Topic 855 did not impact our results of operations or financial condition.

In June, 2009, the FASB issued SFAS No. 167, “Amendements to FASB Interpretation No. 46(R)” (“SFAS No. 167”), expected to be included in the Codification as ASC 810, Consolidation.  This topic changes the consolidation guidance applicable to a variable interest entity.  Among other things, it requires a qualitative analysis to be performed in determining whether an enterprise is the primary beneficiary of a variable interest entity.  This topic is effective for interim and annual reporting periods ending after November 15, 2009.  The Company has adopted ASC810 to consolidate the assets, liabilities and financial results of a VIE into these financial statements.

Effective July 1, 2009, the Company adopted the FASB ASC 105-10, Generally Accepted Accounting Principles – Overall (“ASC 105-10”). ASC 105-10 establishes the FASB Accounting Standards Codification (the “Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. Rules and interpretive releases of the SEC under authority of federal securities laws are also sources of authoritative U.S. GAAP for SEC registrants. All guidance contained in the Codification carries an equal level of authority. The Codification superseded all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification is non-authoritative. The FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates (“ASUs”). The
FASB will not consider ASUs as authoritative in their own right. ASUs will serve only to update the Codification, provide background information about the guidance and provide the bases for conclusions on the change(s) in the Codification. References made to FASB guidance throughout this document have been updated for the Codification.

In August 2009, the FASB issued, Measuring Liabilities at Fair Value, which provides additional guidance on how companies should measure liabilities at fair value under ASC 820. The ASU clarifies that the quoted price for an identical liability should be used. However, if such information is not available, an entity may use, the quoted price of an identical liability when traded as an asset, quoted prices for similar liabilities or similar liabilities traded as assets, or another valuation technique (such as the market or income approach). The ASU also indicates that the fair value of a liability is not adjusted to reflect the impact of contractual restrictions that prevent its transfer and indicates circumstances in which quoted prices for an identical liability or quoted price for an identical liability traded as an asset may be considered level 1 fair value measurements. This ASU is effective October 1, 2009. The adoption of this topic does not have a material effect on the Company’s financial statements.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In September 2009, the FASB issued, Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent), that amends ASC 820 to provide guidance on measuring the fair value of certain alternative investments such as hedge funds, private equity funds and venture capital funds. The ASU indicates that, under certain circumstances, the fair value of such investments may be determined using net asset value (NAV) as a practical expedient, unless it is probable the investment will be sold at something other than NAV. In those situations, the practical expedient cannot be used and disclosure of the remaining actions necessary to complete the sale is required. The ASU also requires additional disclosures of the attributes of all investments within the scope of the new guidance, regardless of whether an entity used the practical expedient to measure the fair value of any of its investments. This ASU is effective October 1, 2009. The adoption of this topic does not have a material effect on the Company’s financial statements.

In October 2009, the FASB issued, Multiple-Deliverable Revenue Arrangements—a consensus of the FASB Emerging Issues Task Force, that provides amendments to the criteria for separating consideration in multiple-deliverable arrangements. As a result of these amendments, multiple-deliverable revenue arrangements will be separated in more circumstances than under existing U.S. GAAP. The ASU does this by establishing a selling price hierarchy for determining the selling price of a deliverable. The selling price used for each deliverable will be based on vendor-specific objective evidence if available, third-party evidence if vendor-specific objective evidence is not available, or estimated selling price if neither vendor-specific objective evidence nor third-party evidence is available. A vendor will be required to determine its best estimate of selling price in a manner that is consistent with that used to determine the price to sell the deliverable on a standalone basis. This ASU also eliminates the residual method of allocation and will require that arrangement consideration be allocated at the inception of the arrangement to all deliverables using the relative selling price method, which allocates any discount in the overall arrangement proportionally to each deliverable based on its relative selling price. Expanded disclosures of qualitative and quantitative information regarding application of the multiple-deliverable revenue arrangement guidance are also required under the ASU. The ASU does not apply to arrangements for which industry specific allocation and measurement guidance exists, such as long-term construction contracts and software transactions. This is effective beginning January 1, 2011. The Company is still investigating on the effect of adoption of this topic on the Company’s future financial statements.

In October 2009, the FASB issued, Certain Revenue Arrangements That Include Software Elements—a consensus of the FASB Emerging Issues Task Force, that reduces the types of transactions that fall within the current scope of software revenue recognition guidance. Existing software revenue recognition guidance requires that its provisions be applied to an entire arrangement when the sale of any products or services containing or utilizing software when the software is considered more than incidental to the product or service. As a result of the amendments, many tangible products and services that rely on software will be accounted for under the multiple-element arrangements revenue recognition guidance rather than under the software revenue recognition guidance. Under the amendments, the following components would be excluded from the scope of software revenue recognition guidance:  the tangible element of the product, software products bundled with tangible products where the software components and non-software components function together to deliver the product’s essential functionality, and undelivered components that relate to software that is essential to the tangible product’s functionality. The ASU also provides guidance on how to allocate transaction consideration when an arrangement contains both deliverables within the scope of software revenue guidance (software deliverables) and deliverables not within the scope of that guidance (non-software deliverables). This amendment is effective beginning January 1, 2011. The Company is still investigating on the effect of adoption of this topic on the Company’s future financial statements.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 3 - DUE FROM A RELATED PARTY

The Company had a receivable due from a related party.  As of June 30, 2010 and December 31, 2009, due from a relate party was $Nil and $7,313, respectively.

Note 4 - COMPENSATED ABSENCES

Regulation 45 of the local labor laws of the People’s Republic of China (“PRC”) entitles employees to annual vacation leave after 1 year of service.  In general, all leave must be utilized annually, with proper notification.  Any unutilized leave is cancelled.

Note 5 - DUE TO A RELATED PARTY

The Company has a payable due to a related party. As of June 30, 2010 and December 31, 2009, due to a related party was $2,333 and $2,106, respectively.

Note 6 - DEBTS

As of June 30, 2010 and December 31, 2009, the Company had debts in the nature of bank loans repayable in the currency of Chinese Yuan Renminbi (“CNY”), that are used by the Company for working capital, as follows:

	6/30/2010		12/31/2009
Shanxi Rural Credit Union	$417,120	Shanxi Rural Credit Union	$415,375
Terms of the loan call for interest 0.78% per month, with principal due in May 2011		Terms of the loan call for interest 0.78% per month, with principal due in May 2011

Shanxi Rural Credit Union	99,873	Shanxi Rural Credit Union	99,456
Term of these loans called for interest 0.96% per month, with principal due in March 2011		Term of the loan called for interest 0.96% per month, with principal due in March 2011

Shanxi Rural Credit Union	205,622	Shanxi Rural Credit Union	204,762
Term of these loans called for interest 0.9% per month, with principal due in June 2012		Term of the loan called for interest 0.9% per month, with principal due in June 2012

Total	$722,615		$719,593
Less current portion	$516,993		-
Non current portion	$205,622		$719,593

Note 7 - OTHER SHORT TERM LOAN

As of June 30, 2010, the Company, for working capital requirements, had short-term loan from a business associate of US$449,990. The loan is unsecured, interest free and is repayable within 3 months expiring on August 10, 2010.  Upon expiry of the loan agreement, the entire short-term loan amount of US$449,990 had been repaid in full on August 10, 2010.

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 8 - INCOME TAXES

The Company operates in more than one jurisdictions with the main operations conducted in PRC and virtually no activities in USA with complex regulatory environments subject to different interpretations by the taxpayer and the respective governmental taxing authorities. The Company evaluates its tax positions and establishes liabilities, if required.

Pursuant to the PRC Income Tax Laws, the Enterprise Income Tax (“EIT”) through December 31, 2007 is at a statutory rate of 33%, which is comprised of 30% national income tax and 3% local income tax.  As from January 1, 2008 onwards, the EIT is at a statutory rate of 25%.

Provision for income taxes for the three months and six months ended June 30, 2010 and 2009 consists entirely of current taxes.  There were no deferred tax difference in 2010 and 2009.

Uncertain Tax Positions

Interest associated with unrecognized tax benefits are classified as income tax and penalties in selling, general and administrative expenses in the statements of income and comprehensive income.

For the three months and six months ended June 30, 2010 and 2009, the Company had no unrecognized tax benefits and related interest and penalties expenses.  Currently, the Company is not subject to examination by major tax jurisdictions.

Note 9 - STATUTORY RESERVE

In accordance with the laws and regulations of the PRC, Fufeng, the VIE’s annual income, after the payment of the PRC income taxes, shall be partly allocated to the Statutory Reserve Funds. The allocation is 10 percent of income after tax and the cumulative allocations are not to exceed 50 percent of registered capital. However voluntary allocations to Statutory Reserve Funds are not prohibited. These reserve funds are not transferable to the Company in the form of cash dividends, loans or advances. These reserve funds are therefore not available for distribution except in liquidation. As of June 30, 2010 and December 31, 2009, the Company had allocated $1,068,480 (inclusive of voluntary transfers to reserves of $788,067) and $719,368 (inclusive of voluntary transfers to reserves of $508,779), respectively, to these non-distributable reserve funds.

Note 10 - ACCUMULATED OTHER COMPREHENSIVE INCOME

Balances of related after-tax components comprising accumulated other comprehensive income, included in stockholders’ equity, at June 30, 2010 and December 31, 2009, are as follows:

	Foreign Currency Translation Adjustment	Accumulated Other Comprehensive Income
Balance at December 31, 2008	$(28,293)	(28,293)
Change for 2009	1,690	1,690
Balance at December 31, 2009	(26,603)	(26,603)
Change for 2010 Q1	265	265
Balance at March 31, 2010	(26,338)	(26,338)
Change for 2010 Q2	10,598	10,598
Balance at June 30, 2010	$(15,740)	$(15,740)

ASIA PACKAGING & PRINTING, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
JUNE 30, 2010
(UNAUDITED)

Note 11- CURRENT VULNERABILITY DUE TO CERTAIN RISK FACTORS

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC, by the general state of the PRC's economy. The Company’s business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

Note 12 - MAJOR CUSTOMERS AND CREDIT RISK

Four customers each accounted for more than 10% of accounts receivable at June 30, 2010, totalling 70% and at June 30, 2009, four customers each accounted for more than 10% of accounts receivable, totalling 85%.  One vendor accounted for 30% of accounts payable at June 30, 2010; at June 30, 2009, one vendor accounted for 31% of accounts payable.  Five customers each accounted for more than 10% of sales amount for the three months ended June 30, 2010, totalling 72%, for the three months ended June 30, 2009, four customers each accounted for more than 10% of sales amount, totalling 92%.  Two vendors supplied 68% of purchases for the three months ended June 30, 2010; for the three months ended June 30, 2009, two vendors accounted for 56% of purchases.

Four customers each accounted for more than 10% of accounts receivable at December 31, 2009, totaling 88%.  One vendor accounted for 42% of accounts payable at December 31, 2009. Four customers each accounted for greater than 10% of sales amount for the year ended December 31, 2009, totaling 88%. Three vendors supplied 53% of purchases for the year ended December 31, 2009.

Note 13 - SUBSEQUENT EVENTS

For the six months ended June 30, 2010, the Company has evaluated subsequent events through October 15, 2010, for potential recognition and disclosure.

-
On August 6, 2010, pursuant to a Share Exchange Agreement (the “Exchange Agreement”), all of the outstanding capital stock and ownership interests of the Company were acquired by USA Therapy, Inc. (“USTP”), a Nevada Corporation.  As a result of the consummation of the Exchange Agreement, the Company became a wholly-owned subsidiary of USTP.

-	As stated in Note 7 “Other short term loan” above, upon expiry of the loan agreement, the entire short-term loan amount of US$449,990 had been repaid in full on August 10, 2010.

Except as stated above, there were no other significant events occurred subsequent to the balance sheet date but prior to the filing of this report that would have a material impact on our consolidated financial statements.